UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2011 (May 26, 2011)

THE NASDAQ OMX GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York 10006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In a Current Report on Form 8-K filed on June 2, 2011 (the “Initial Filing”), The NASDAQ OMX Group, Inc. (“NASDAQ OMX”) disclosed that at its 2011 annual meeting of stockholders held on May 26, 2011, NASDAQ OMX’s stockholders indicated their preference for the advisory vote on executive compensation to be held annually. NASDAQ OMX hereby amends its Initial Filing to disclose the decision of its board of directors regarding the frequency of future advisory votes on executive compensation.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Consistent with its stockholders’ vote on the matter, NASDAQ OMX shall include an advisory vote of the stockholders on executive compensation in NASDAQ OMX’s proxy materials once every year until the next stockholder vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2011	The NASDAQ OMX Group, Inc.

	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and General Counsel